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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 1, 1999 and to all references to our firm, included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-59041, 333-59043, 333-47433, 333-03769, 333-03771 and 333-09549) and on Form S-3
(File No. 333-34345).

/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 26, 1999